UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.     )

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Nuveen Investment Trust

(Name of Registrant as Specified in Its Charter)

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INFORMATION STATEMENT

January 10, 2014

Nuveen NWQ Global Equity Income Fund

(formerly, Nuveen NWQ Equity Income Fund)

Purpose of Information Statement:

This Information Statement is being provided to the sole shareholder of Nuveen NWQ Global Equity Income Fund (the “Fund”) on January 10, 2014. At a meeting held on November 18-20, 2013 (the “Board Meeting”), the Board of Trustees (the “Board”) of Nuveen Investment Trust (the “Trust”) considered and approved an amendment to the management agreement between the Trust and Nuveen Fund Advisors, LLC (“NFALLC”) that would revise the fees paid to NFALLC under the management agreement and eliminate the permanent expense cap currently in place.

In addition, at the Board Meeting, the Board approved an amendment to the sub-advisory agreement between NFALLC and NWQ Investment Management Company, LLC, as sub-adviser for the Fund (“NWQ”), that would revise the fees paid to NWQ. The Board also approved a change to the Fund’s temporary expense cap that will take effect on the date the sole shareholder of the Fund approves the changes to the management and sub-advisory agreements.

At the Board Meeting, the Board also approved a change in the Fund’s name to Nuveen NWQ Global Equity Income Fund along with related changes to the Fund’s investment strategies, non-fundamental investment restrictions and benchmark. The Board approved these changes in order to change the Fund’s orientation from domestic to global. The changes took effect on December 13, 2013.

This information statement describes the circumstances surrounding the Board’s approval of the amendments to the management and sub-advisory agreements. This information statement does not require any action on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Kevin J. McCarthy

Vice President and Secretary

Information Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787
January 10, 2014

This Information Statement is first being provided to the sole shareholder on or about January 10, 2014.

Nuveen NWQ Global Equity Income Fund

(formerly, Nuveen NWQ Equity Income Fund)

I. Amendment	to the Investment Management Agreement between the Trust and NFALLC

The Board of Trustees of Nuveen Investment Trust (the “Trust”) (the “Board,” and each Trustee, a “Board Member”) has approved an amendment to the investment management agreement between the Trust and Nuveen Fund Advisors, LLC (“NFALLC”) dated November 13, 2007 (the “Advisory Agreement”), to increase the investment advisory fee rate payable by Nuveen NWQ Global Equity Income Fund (the “Fund”) and to eliminate the permanent expense cap currently in place for the Fund (the Advisory Agreement, as amended, the “Amended Advisory Agreement”). The Advisory Agreement became effective with respect to the Fund on September 14, 2009. The Board, including a majority of the Board Members who are not parties to the Advisory Agreement or any sub-advisory agreement entered into by NFALLC with respect to the Fund or who are not “interested persons” of the Trust or NFALLC, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved the Amended Advisory Agreement at a meeting held on November 18-20, 2013 (the “Board Meeting”), for the reasons discussed below (see “Board Considerations in Approving the Amended Advisory Agreement and the Amended Sub-Advisory Agreement”).

At the Board Meeting, the Board also approved an amendment to the sub-advisory agreement between NFALLC and NWQ Investment Management Company, LLC, as sub-adviser for the Fund (“NWQ”) (see “II. Amendment to the Sub-Advisory Agreement between NFALLC and NWQ”). In addition the Board approved a change in the Fund’s name to Nuveen NWQ Global Equity Income Fund, along with related changes to the Fund’s investment strategies, non-fundamental investment restrictions and benchmark. The Board approved these changes in order to change the Fund’s orientation from domestic to global. These changes took effect on December 13, 2013. At the Board Meeting, the Board also approved a change to the Fund’s temporary expense cap that will take effect on the date the sole shareholder of the Fund approves the changes to the management and sub-advisory agreements.

Description of the Amended Advisory Agreement

Overview. The Advisory Agreement was approved by the initial shareholder of the Fund on September 14, 2009. The Board most recently reviewed and approved the Advisory Agreement at the Board Meeting. The Advisory Agreement is included as Appendix A and the amendment to the Advisory Agreement is included as Appendix B.

Fees. The management fee currently paid by the Fund to NFALLC consists of two components: a Fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by NFALLC. The current annual Fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For net assets over $2 billion	0.4250%

The annual complex-level management fee for the Fund, payable monthly, which is additive to the Fund-level fee, is based on the aggregate amount of total eligible assets managed for all Nuveen funds as stated in the table below:

Complex-Level Asset Breakpoint Level[1]	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

1	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with NFALLC’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by NFALLC that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by NFALLC to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of September 30, 2013, the complex-level fee rate was 0.1686% of the Fund’s average daily net assets.

The fee change increases the investment advisory Fund-level fee rates payable by the Fund to NFALLC. The complex-level fees will remain the same. The current and proposed investment advisory Fund-level fee rates for the Fund are as follows:

	Current Investment Advisory Fee Rates	Amended Advisory Agreement Fee Rates
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875%	0.6375%
For the next $250 million	0.4750%	0.6250%
For the next $500 million	0.4625%	0.6125%
For the next $1 billion	0.4500%	0.6000%
Over $2 billion	0.4250%	0.5750%

No amounts were paid by the Fund to NFALLC, or to any affiliate of NFALLC, during the Fund’s last fiscal year. Under the Advisory Agreement, all management fees were waived during the Fund’s last fiscal year.

Similarly, under the Amended Advisory Agreement, assuming the proposed expense cap discussed below had been in place, all management fees would have been waived by NFALLC.

If NFALLC had not waived any management fees during the last fiscal year, the annual rate of portfolio management fees payable to NFALLC under the Advisory Agreement for the Fund’s last fiscal year would have been 0.67% and the fee paid to NFALLC would have been $7,387. If NFALLC had not waived any management fees during the last fiscal year, the annual rate of portfolio management fees payable to NFALLC under the Amended Advisory Agreement for the Fund’s last fiscal year would have been 0.82% and the fee paid to NFALLC would have been $9,046.

Expense Cap. The Advisory Agreement provides for a permanent expense cap of 1.15% after October 31, 2014; the Amended Advisory Agreement removes the permanent expense cap. At the Board Meeting, the Board also approved a change in the Fund’s temporary expense cap from 0.90% through October 31, 2014 to 1.00% through October 31, 2016, which change will take effect on the date the sole shareholder of the Fund approves the changes to the management and sub-advisory agreements. As shown in the tables below, all expense caps are exclusive of 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

Effective Date of the Amended Advisory Agreement. The Amended Advisory Agreement will become effective on the later of the date such amendment is approved by the sole shareholder of the Fund or 20 calendar days after the date of this Information Statement.

Current and Pro Forma Expense Ratios and Examples. Below are the current and pro forma expense ratios and examples for the Fund reflecting the Advisory Agreement and the Amended Advisory Agreement.

Current Fees and Expenses of the Fund
Shareholder Fees	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.67%	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	4.25%	4.25%	4.25%	4.25%
Total Annual Fund Operating Expenses	5.17%	5.92%	5.42%	4.92%
Fee Waivers and/or Expense Reimbursements[3]	(4.05)%	(4.05)%	(4.05)%	(4.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.12%	1.87%	1.37%	0.87%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.15% after October 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$683	$190	$139	$89	$683	$190	$139	$89
3 Years	$961	$640	$487	$331	$961	$640	$487	$331
5 Years	$1,259	$1,116	$858	$593	$1,259	$1,116	$858	$593
10 Years	$2,106	$2,432	$1,901	$1,341	$2,106	$2,432	$1,901	$1,341

Pro Forma Fees and Expenses of the Fund
Shareholder Fees	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.82%	0.82%	0.82%	0.82%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	4.25%	4.25%	4.25%	4.25%
Total Annual Fund Operating Expenses	5.32%	6.07%	5.57%	5.07%
Fee Waivers and/or Expense Reimbursements[4]	(4.10)%	(4.10)%	(4.10)%	(4.10)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.22%	1.97%	1.47%	0.97%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Other Expenses have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.00% through October 31, 2016 of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond October 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$692	$200	$150	$99	$692	$200	$150	$99
3 Years	$1,011	$693	$540	$385	$1,011	$693	$540	$385
5 Years	$2,121	$1,997	$1,761	$1,519	$2,121	$1,997	$1,761	$1,519
10 Years	$4,865	$5,139	$4,753	$4,345	$4,865	$5,139	$4,753	$4,345

II. Amendment	to the Sub-Advisory Agreement between NFALLC and NWQ

NFALLC has entered into an investment sub-advisory agreement with NWQ with respect to the Fund dated September 14, 2009 (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement was approved by the initial shareholder of the Fund on September 14, 2009. The Board most recently reviewed and approved the Sub-Advisory Agreement at the Board Meeting. The Board of Trustees, for reasons discussed below (see “Board Considerations in Approving the Amended Advisory Agreement and the Amended Sub-Advisory Agreement”), also approved an amendment to the Sub-Advisory Agreement at the Board Meeting decreasing the rate of the portfolio management fees payable by NFALLC to NWQ to 50%, from 75%, of the investment management fee, net of any management fee waivers, expense reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NFALLC in respect of the Fund (the Sub-Advisory Agreement as amended, the “Amended Sub-Advisory Agreement”). The advisory services provided by NWQ to the Fund would remain the same. The Sub-Advisory Agreement is included as Appendix C and the amendment to the Sub-Advisory Agreement is included as Appendix D.

As of the date of this Information Statement, the Board Members and officers of the Fund do not beneficially own any shares of the Fund. No Board Member has had any interest, direct or indirect, in any material transactions of the Fund since the most recently completed fiscal year, or in any proposed material transactions, to which NWQ, any parent or subsidiary of NWQ or any subsidiary of the parent of such entities was or is to be a party.

Board Considerations in Approving the Amended Advisory Agreement and Amended Sub-Advisory Agreement

The Approval Process

The Board is responsible for approving the advisory and sub-advisory agreements for the Fund and their periodic continuation. Accordingly, at a meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the current

Advisory Agreement between the Fund and NFALLC and the Sub-Advisory Agreement between the NFALLC and NWQ for an additional one-year period. In their considerations at the May Meeting, the Board recognized, among other things, that although the Fund had not been publicly offered as of December 31, 2012, the Fund had underperformed its benchmark for the one- and three-year periods. The Board further noted that for funds with challenged performance, the Board would continue to monitor such funds.

At the Board Meeting, NFALLC proposed certain changes for the Fund, including, among other things, changes to its name, investment strategies, investment restrictions, investment benchmark, and advisory fees. NFALLC, in relevant part, proposed a change in the orientation of the Fund from a domestic equity to a global orientation and proposed corresponding changes in the advisory fees to reflect the updated global nature of the Fund. At the Board Meeting, the Board approved the Amended Advisory Agreement and the Amended Sub-Advisory Agreement (together, the “Amended Agreements”) and recommended that the Amended Agreements be submitted to and approved by the Fund’s sole shareholder. The following sets forth the Board’s considerations in approving the Amended Agreements.

The Independent Board Members considered all factors they believed relevant with respect to the Amended Agreements, including the following: (a) the nature, extent and quality of the services to be provided by NFALLC and NWQ (collectively the “Fund Advisers” and each, a “Fund Adviser”); (b) investment performance, as described below; (c) the revised advisory fees, sub-advisory fees and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from their relationship with the Fund; and (f) other factors. Each Independent Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Amended Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. In addition, as noted above, at the May Meeting, the Board completed its annual review of the Fund’s current Advisory Agreement and the Sub-Advisory Agreement, and certain of the factors considered in connection with such review were applicable to its evaluation of the Amended Agreements. The Independent Board Members were assisted throughout the process by independent legal counsel with respect to the applicable law and the duties of trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

The Independent Board Members recognized that the terms of the Advisory Agreement and the Sub-Advisory Agreement would be the same except for the revised fees and elimination of the permanent expense cap. In considering the Amended Agreements, the Independent Board Members considered the additional research and resources required to be provided with a more global oriented Fund. As NFALLC and NWQ already serve as adviser and sub-adviser, respectively, with other Nuveen funds overseen by the Independent Board Members, the Board has a good understanding of each Fund Adviser’s organization, operations and personnel. With respect to personnel, the Board noted the proposed changes in portfolio managers and therefore considered the experience and qualifications of the portfolio manager who would continue with the Fund subsequent to the changes in the investment strategy for the Fund. In addition to the advisory services, the Board noted the quality and extent of administration and other non-investment advisory services NFALLC and its affiliates provide to the Fund were not expected to change. Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Amended Agreements were satisfactory.

B.	Investment Performance

As noted above, the Board was familiar with the performance history of the Fund and at the Board Meeting, received the Fund’s total return information for the quarter, one- and three-years ended September 30, 2013. The Board recognized that the proposed changes to the investment strategy of the Fund were, among other things, to seek to take further advantage of attractive opportunities that NWQ believes may be found with non-U.S. stocks and to align the Fund with the longer term trend toward global diversity among retail mutual fund investors.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

At the Board Meeting, the Independent Board Members reviewed the proposed gross management fees and gross and net total expense ratios in absolute terms as well as compared to the fees and expenses of peers in the Lipper Global Equity Income Category (excluding index funds). The Board considered the changes to the temporary expense cap and the elimination of the permanent fee cap and recognized that, although NFALLC was seeking an increase in its management fee, an increase in the Fund’s temporary expense cap, and the elimination of the Fund’s permanent expense cap, the new investment management fee would be in line with, and the net expense ratio would be slightly below, the respective median for comparable funds in its Lipper category. The Independent Board Members further considered that the proposed management fee also was intended to create alignment with the management fee structures of the other Nuveen global funds. In connection with the Amended Sub-Advisory Agreement, the Independent Board Members observed that the sub-advisory fee is paid by NFALLC from the investment management fee, and NWQ would be receiving a lower percentage of the management fee under the Amended Sub-Advisory Agreement. The Board, however, noted that the revised sub-advisory fee is in line with the sub-advisory fee paid to NWQ by NFALLC with respect to other Nuveen funds for which NWQ serves as sub-adviser.

In light of the foregoing, the Independent Board Members determined that the new advisory fees to be paid to NFALLC under the Amended Advisory Agreement and the sub-advisory fees to be paid to NWQ under the Amended Sub-Advisory Agreement were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Independent Board Members are familiar with and have previously reviewed the fees charged by the Fund Advisers or the range of fees that they charge for similar investment management services for other Nuveen funds and other clients (such as retail and/or institutional managed accounts). In evaluating the comparisons of fees, the Independent Board Members have recognized that fee rates charged to a fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. As noted, the Board recognized that the proposed changes to the advisory and sub-advisory fees were intended to reflect the changes in investment strategy of the Fund to a more global orientation and to help create alignment with the management fee structure of Nuveen’s existing global fund offerings and a fee level comparable to its peers.

3.	Profitability

In conjunction with their annual review of fees at the May Meeting, the Independent Board Members considered the profitability of Nuveen for its advisory activities and its financial condition. In addition, with respect to sub-advisers affiliated with Nuveen, including NWQ, the Independent Board Members reviewed such sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers, and were satisfied that such sub-adviser’s level of profitability was reasonable. Taking into account their prior review with respect to the profitability of the Fund Advisers and the services to be provided for a more global oriented Fund, the Independent Board Members were satisfied that the level of profitability of such Fund Advisers would continue to be reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation to be paid to the Fund Advisers, the Independent Board Members also considered any indirect benefits (such as soft dollar arrangements, if any) that they were expected to receive that were directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members determined that the Fund’s advisory fees under the Amended Advisory Agreement and sub-advisory fees under the Amended Sub-Advisory Agreement were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. With respect to the fund-level breakpoint schedule, management fees are reduced as assets in the Fund increase. In addition, with respect to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. At the Board Meeting, the Independent Board Members considered the revised breakpoint schedule and complex-wide fee arrangement and concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and reflected the economies of scale to be shared with shareholders when assets under management increase. The Board also recognized that the complex-wide breakpoint schedule would not change and that the Fund would continue to benefit if assets in the Fund and complex rise.

In light of the foregoing, the Independent Board Members concluded that the Fund’s breakpoint schedule and complex-wide fee arrangement were acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating the advisory fees and sub-advisory fees to be paid to NFALLC and NWQ, respectively, under the Amended Agreements, the Independent Board Members also noted that the potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Fund that were considered at the May Meeting remained applicable. In this regard, the Independent Board Members recognized, among other things, that NWQ may benefit from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to it in managing the assets of the Fund and other clients. In this regard, the Independent Board Members have recognized that NWQ has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from soft dollar arrangements. Similarly, the Board has recognized that the research received pursuant to soft dollar arrangements by NWQ may benefit the Fund and its shareholders to the extent the research enhances its ability to manage the Fund. The Independent Board Members noted that NWQ’s profitability might be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Amended Agreements are fair and reasonable, that NFALLC’s and NWQ’s fees are reasonable in light of the services to be provided to the Fund and that the Amended Agreements should be and were approved. Accordingly, the Board recommended that the Fund’s sole shareholder approve each Amended Agreement.

Additional Information

Information About NFALLC

NFALLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for the Fund. NFALLC is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of Madison Dearborn Capital Partners V, L.P. The name, address and principal occupation of the principal executive officers of NFALLC are provided in Appendix E.

Information About NWQ

NWQ, located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, is a registered investment adviser and a subsidiary of Nuveen. The name, address and principal occupation of the principal executive officers of NWQ are provided in Appendix F.

Distributor

The Fund’s distributor is Nuveen Securities, LLC, which is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Proposals

The Trust generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust should send their written proposal to the Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received at a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of this Information Statement

The costs incurred in connection with this Information Statement will be paid by Nuveen.

Fiscal Year

The Fund’s last fiscal year end was June 30, 2013.

Annual Report Delivery

The Fund will furnish, without charge, a copy of its annual report and most recent succeeding semi-annual report, if any, upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Kevin J. McCarthy

Vice President and Secretary

[            ] 2013

APPENDIX A

MANAGEMENT AGREEMENT

BETWEEN

NUVEEN INVESTMENT TRUST

AND

NUVEEN ASSET MANAGEMENT

NUVEEN INVESTMENT TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end diversified management series investment company (“Trust”), hereby appoints NUVEEN ASSET MANAGEMENT, a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois (“Manager”), to furnish investment advisory and management services and certain administrative services with respect to the portion of its assets represented by the shares of beneficial interest issued in the series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as “Fund”). Trust and Manager hereby agree that:

1. Investment Management Services. Manager shall manage the investment operations of Trust and each Fund, subject to the terms of this Agreement and to the supervision and control of Trust’s Board of Trustees (“Trustees”). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuous investment program in a manner consistent with and subject to (i) Trust’s agreement and declaration of trust and by-laws; (ii) the Fund’s investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or the Fund shall be exercised;

(f) to make available to Trust promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Trust; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparts or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide

Appendix A – Page 1

Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act or 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Funds, and Manager’s other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2. Administrative Services. Subject to the terms of this Agreement and to the supervision and control of the Trustees, Manager shall provide to the Trust facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by the Trust’s Distributor pursuant to the Distribution Agreement, those services to be performed by the Trust’s Custodian pursuant to the Custody Agreement, those services to be performed by the Trust’s Transfer Agent pursuant to the Transfer Agency Agreement, those services to be provided by the Trust’s Custodian pursuant to the Accounting Agreement and those services normally performed by the Trust’s counsel and auditors.

3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c) all charges for and accounting services provided to Trust by Manager, or any other provider of such services;

(d) all charges for services of Trust’s independent auditors and for services to Trust by legal counsel;

Appendix A – Page 2

(e) all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f) all expenses incidental to holding meetings of holders of units of interest in the Trust (“Shareholders”), including printing and of supplying each record-date Shareholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Shareholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Trust shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j) all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust’s shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust’s shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m) all interest on indebtedness, if any, incurred by Trust or a Fund; and

(n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Trust which is not solely attributable to a Fund, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement.

In the event that Manager pays or assumes any expenses of Trust or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Fund under any separate agreement or arrangement between the parties.

7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month.

The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

Appendix A – Page 3

8. State Expense Limitation. If for any fiscal year of a Fund, its aggregate operating expenses (“Aggregate Operating Expenses”) exceed the applicable percentage expense limit imposed under the securities law and regulations of any state in which Shares of the Fund are qualified for sale (the “State Expense Limit”), the Manager shall pay such Fund the amount of such excess. For purposes of this State Expense Limit, Aggregate Operating Expenses shall (a) include (i) any fees or expenses reimbursements payable to Manager pursuant to this Agreement and (ii) to the extent the Fund invests all or a portion of its assets in another investment company registered under the 1 940 Act, the pro rata portion of that company’s operating expenses allocated to the Fund, and (iii) any compensation payable to Manager pursuant to any separate agreement relating to the Fund’s administration, but (b) exclude any interest, taxes, brokerage commissions, and other normal charges incident to the purchase, sale or loan of securities, commodity interests or other investments held by the Fund, litigation and indemnification expense, and other extraordinary expenses not incurred in the ordinary course of business. Except as otherwise agreed to by the parties or unless otherwise required by the law or regulation of any state, any reimbursement by Manager to a Fund under this section shall not exceed the management fee payable to Manager by the Fund under this Agreement.

Any payment to a Fund by Manager hereunder shall be made monthly, by annualizing the Aggregate Operating Expenses for each month as of the last day of the month. An adjustment for payments made during any fiscal year of the Fund shall be made on or before the last day of the first month following such fiscal year of the Fund if the Annual Operating Expenses for such fiscal year (i) do not exceed the State Expense Limitation or (ii) for such fiscal year there is no applicable State Expense Limit.

9. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance or Manager’s duties hereunder.

10. Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

11. Standard of Care. The Manager shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

12. Amendment. This Agreement may not be amended as to the Trust or any Fund without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not “interested persons” of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a “majority of the outstanding shares” of Trust or, with respect to any amendment affecting an individual Fund, a “majority of the outstanding shares” of that Fund. The terms “interested persons” and “vote of a majority of the outstanding shares” shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

13. Effective Date and Termination. This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that fund, upon at least sixty (60) days’ written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days’ written notice to Trust. This Agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any

Appendix A – Page 4

Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a “vote of a majority of the outstanding shares” of the Fund.

14. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Shareholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust as to each Fund statistical data and other information in such form and at such intervals as Trust may reasonably request.

15. Non-Liability of Trustees and Shareholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Fund thereof) and shall not be binding upon any Trustee, officer, employee, agent or Shareholder of Trust. Neither the authorization of any action by the Trustees or Shareholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Shareholder.

16. Use of Manager’s Name. Trust may use the name “Nuveen Investment Trust” and the Fund names listed in Schedule A or any other name derived from the name “Nuveen” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name “Nuveen” or otherwise connected with Manager, or with any organization which shall have succeeded to Manager’s business as investment adviser.

17. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as “herein,” “hereof,” and “hereunder”‘ shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: November 13, 2007

NUVEEN INVESTMENT TRUST

By:	/s/ Kevin J. McCarthy
Vice President

Attest

/s/Virginia O’Neal

Appendix A – Page 5

NUVEEN ASSET MANAGEMENT

By:	/s/ Julia Antonatos
Managing Director

Attest

/s/ Larry Martin

Appendix A – Page 6

NUVEEN INVESTMENT TRUST

MANAGEMENT AGREEMENT

SCHEDULE A

AMENDED AS OF AUGUST 13, 2013

The Funds of the Trust currently subject to this Agreement and the effective date of each are as follows:

FUND	EFFECTIVE DATE	TERM
Nuveen Large Cap Value Fund f/k/a Nuveen Multi-Manager Large-Cap Value Fund	August 1, 2011	Until August 1, 2014

Nuveen NWQ Small-Cap Value Fund	August 1, 2011	Until August 1, 2014

Nuveen NWQ Large-Cap Value Fund	August 1, 2011	Until August 1, 2014

Nuveen NWQ Small/Mid-Cap Value Fund	August 1, 2011	Until August 1, 2014

Nuveen NWQ Multi-Cap Value Fund	August 1, 2011	Until August 1, 2014

Nuveen Tradewinds Value Opportunities Fund	August 1, 2011	Until August 1, 2014

Nuveen NWQ Equity Income Fund	August 1, 2011	Until August 1, 2014

Nuveen Global Total Return Bond Fund	November 29, 2011	Until August 1, 2014

Nuveen Intelligent Risk Conservative Allocation Fund	May 4, 2012	Until August 1, 2014

Nuveen Intelligent Risk Growth Allocation Fund	May 4, 2012	Until August 1, 2014

Nuveen Intelligent Risk Moderate Allocation Fund	May 4, 2012	Until August 1, 2014

Nuveen Concentrated Core Fund	June 17, 2013	Until August 1, 2014

Nuveen Core Dividend Fund	June 17, 2013	Until August 1, 2014

Nuveen Equity Market Neutral Fund	June 17, 2013	Until August 1, 2014

Nuveen Large Cap Core Fund	June 17, 2013	Until August 1, 2014

Nuveen Large Cap Core Plus Fund	June 17, 2013	Until August 1, 2014

Nuveen Large Cap Growth Fund	June 17, 2013	Until August 1, 2014

Nuveen Global Tactical Opportunities Plus Fund	August 21, 2013	Until August 1, 2015

[SIGNATURE PAGE FOLLOWS]

Appendix A – Page 7

Dated: August 13th, 2013

NUVEEN INVESTMENT TRUST

By:	/s/ Kevin J. McCarthy
Vice President

Attest

/s/ Virginia O’Neal

NUVEEN FUND ADVISORS, LLC (f/k/a NUVEEN FUND ADVISORS, INC. AND NUVEEN ASSET MANAGEMENT)

By:	/s/ Chris Rohrbacher
Senior Vice President

Attest

/s/ Virginia O’Neal

Appendix A – Page 8

NUVEEN INVESTMENT TRUST

MANAGEMENT AGREEMENT

SCHEDULE B

AMENDED AS OF AUGUST 13, 2013

a.	Compensation pursuant to Section 7 of this Agreement shall be calculated with respect to each Fund in accordance with the following schedule applicable to the average daily net assets of the Fund: Each Fund’s Management Fee will equal the sum of a Fund-Level Fee and a Complex Level Fee.

b.	The Fund-Level Fee for each Fund shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets	Rate	Rate	Rate
	Nuveen Concentrated Core Fund	Nuveen Core Dividend Fund	Nuveen Equity Market Neutral Fund
For the first $125 million	0.6500%	0.5500%	1.1000%
For the next $125 million	0.6375%	0.5375%	1.0875%
For the next $250 million	0.6250%	0.5250%	1.0750%
For the next $500 million	0.6125%	0.5125%	1.0625%
For the next $1 billion	0.6000%	0.5000%	1.0500%
Over $2 billion	0.5750%	0.4750%	1.0250%

Average Total Daily Net Assets	Rate	Rate	Rate
	Nuveen Large Cap Core Fund	Nuveen Large Cap Core Plus Fund	Nuveen Large Cap Growth Fund
For the first $125 million	0.5500%	1.0000%	0.5500%
For the next $125 million	0.5375%	0.9875%	0.5375%
For the next $250 million	0.5250%	0.9750%	0.5250%
For the next $500 million	0.5125%	0.9625%	0.5125%
For the next $1 billion	0.5000%	0.9500%	0.5000%
Over $2 billion	0.4750%	0.9250%	0.4750%

Average Total Daily Net Assets	Rate	Rate	Rate
	Nuveen Large Cap Value Fund f/k/a Nuveen Multi- Manager Large- Cap Value Fund	Nuveen NWQ Small-Cap Value Fund	Nuveen NWQ Multi-Cap Value Fund
For the first $125 million	.5500%	.7500%	.6300%
For the next $125 million	.5375%	.7375%	.6175%
For the next $250 million	.5250%	.7250%	.6050%
For the next $500 million	.5125%	.7125%	.5925%
For the next $1 billion	.5000%	.7000%	.5800%
Over $2 billion	.4750%	.6750%	.5550%

Appendix A – Page 9

Average Total Daily Net Assets	Rate	Rate	Rate
	Nuveen NWQ Small/Mid-Cap Value Fund	Nuveen NWQ Large-Cap Value Fund	Nuveen NWQ Equity Income Fund
For the first $125 million	.6000%	.5500%	.5000%
For the next $125 million	.5875%	.5375%	.4875%
For the next $250 million	.5750%	.5250%	.4750%
For the next $500 million	.5625%	.5125%	.4625%
For the next $1 billion	.5500%	.5000%	.4500%
Over $2 billion	.5250%	.4750%	.4250%

Average Total Daily Net Assets	Rate	Rate	Rate
	Nuveen Tradewinds Value Opportunities Fund	Nuveen Global Total Return Bond Fund	Nuveen Global Tactical Opportunities Plus Fund
For the first $125 million	.6300%	.4000%	.6000%
For the next $125 million	.6175%	.3875%	.5875%
For the next $250 million	.6050%	.3750%	.5750%
For the next $500 million	.5925%	.3625%	.5625%
For the next $1 billion	.5800%	.3500%	.5500%
Over $2 billion	.5550%	.3250%	.5250%

Average Total Daily Net Assets	Rate	Rate	Rate
	Nuveen Intelligent Risk Conservative Allocation Fund	Nuveen Intelligent Risk Growth Allocation Fund	Nuveen Intelligent Risk Moderate Allocation Fund
For the first $125 million	0.6000%	0.6000%	0.6000%
For the next $125 million	0.5875%	0.5875%	0.5875%
For the next $250 million	0.5750%	0.5750%	0.5750%
For the next $500 million	0.5625%	0.5625%	0.5625%
For the next $1 billion	0.5500%	0.5500%	0.5500%
Over $2 billion	0.5250%	0.5250%	0.5250%

c.	Nuveen Fund Advisors, LLC (f/k/a Nuveen Fund Advisors, Inc. and Nuveen Asset Management) will waive fees and reimburse expenses in order to prevent total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividend and enhanced custody expenses on securities sold short and extraordinary expenses) from exceeding the percentage of the average daily net assets of any class of fund shares of each Fund as shown on the table below, subject in all cases to possible further reductions as a result of reductions in the complex-level fee component of the management fee.

Fund	Permanent Expense Cap as a percentage of the average daily net assets of any class of the Fund
Nuveen Large Cap Value Fund f/k/a Nuveen Multi- Manager Large-Cap Value Fund	1.20%
Nuveen Tradewinds Value Opportunities Fund	1.50%
Nuveen NWQ Small-Cap Value Fund	1.50%
Nuveen NWQ Large-Cap Value Fund	1.35%
Nuveen NWQ Small/Mid-Cap Value Fund	1.45%
Nuveen NWQ Equity Income Fund	1.15%

Appendix A – Page 10

d.	The Complex-Level Fee for each Fund shall be calculated by applying the Complex-Level Fee Rate (as applied to a specific Fund, the “Fund-Specific Complex-Level Fee Rate”), expressed as a daily equivalent, to the daily net assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by such Eligible Funds, such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

i)	in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds;

ii)	that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

e.	“Eligible Funds”, for purposes of the Agreement, shall mean all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in the Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

f.	The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below) and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

i)	In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below.

Appendix A – Page 11

ii)	In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below) and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition.

iii)	In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

g.	Following are additional definitions of terms used above:

i)	“Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

ii)	“Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Acquired Funds as of January 1, 2011, the Aggregate Eligible Asset Amount is $2 billion.

iii)	“Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

iv)	“Fund-Specific Complex-Level Fee Rate”: The Complex-Level Fee Rate applicable to a specific Eligible Fund. In the case of Eligible Funds that are Funds of Funds, the Fund-Specific Complex-Level Fee Rate is zero percent (0%). For all other Eligible Funds, the Fund-Specific Complex-Level Fee Rate is the annual fee rate calculated as the sum of (i) the Complex-Level Fee Rate plus (ii) the product of (a) the difference between 0.20% and the Complex-Level Fee Rate and (b) the ratio of the Fund’s Fund Asset Limit Amount to such Fund’s net assets.

[SIGNATURE PAGE FOLLOWS]

Appendix A – Page 12

Dated: August 13, 2013

NUVEEN INVESTMENT TRUST

By:	/s/ Kevin J. McCarthy
Vice President

Attest

/s/ Virginia O’Neal

NUVEEN FUND ADVISORS, LLC (f/k/a NUVEEN FUND ADVISORS, INC. AND NUVEEN ASSET MANAGEMENT)

By:	/s/ Chris Rohrbacher
Senior Vice President

Attest

/s/ Virginia O’Neal

Appendix A – Page 13

APPENDIX B

FORM OF AMENDMENT TO MANAGEMENT AGREEMENT

THIS AMENDMENT, dated as of [            ], amends the Management Agreement dated November 13, 2007, as amended (the “Agreement”), by and between Nuveen Fund Advisors, LLC (the “Adviser”) and Nuveen Investment Trust (the “Trust”).

WHEREAS, the parties desire to amend the Fund-Level Fee for the Nuveen NWQ Global Equity Income Fund, formerly the Nuveen NWQ Equity Income Fund (the “Fund”), set forth in Schedule B, paragraph (b) to the Agreement.

FURTHER, the parties desire to eliminate the Fund’s permanent expense cap set forth in Schedule B.

NOW THEREFORE, the parties agree, and the Agreement is hereby modified, as follows:

1. The Fund-Level Fee for the Fund shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets
For the first $125 million	0.6500%
For the next $125 million	0.6375%
For the next $250 million	0.6250%
For the next $500 million	0.6125%
For the next $1 billion	0.6000%
Over $2 billion	0.5750%

2. Schedule B, paragraph (c) of the Agreement shall be amended to remove the permanent expense cap that applies to the Fund.

3. Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the undersigned have executed this Amendment as of the date and year first above written.

NUVEEN INVESTMENT TRUST

By:
Name:
Title:

NUVEEN FUND ADVISORS LLC

By:
Name:
Title:

Appendix B – Page 1

APPENDIX C

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT MADE THIS 14th day of September, 2009 by and between Nuveen Asset Management, a Delaware corporation and a registered investment adviser (“Manager”), and NWQ Investment Management Company, LLC, a Delaware limited liability company and a registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager is the investment manager for the Nuveen NWQ Equity Income Fund, a series (the “Fund”) of Nuveen Investment Trust (the “Trust”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Manager hereby appoints Sub-Adviser to provide certain sub- investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2. Services to be Performed. Subject always to the supervision of Trust’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Trust, will monitor the Fund’s investments, and will comply with the provisions of Trust’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Manager will provide Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the Trust’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Funds, or be in breach of any obligation owing to the Trust or the Funds under this Agreement, or otherwise, solely by reason of its having caused the Trust to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Trust in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Trust, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, a Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and

Appendix C – Page 1

trustees of the Trust such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Trust, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers;

Sub-Adviser further agrees that it:

(a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)	will report regularly to Manager and to the Board of Trustees of the Trust and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager; and

(d)	will prepare such books and records with respect to the Fund’s securities transactions as requested by the Manager and will furnish Manager and Trust’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

3. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Trust.

4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to 75.0% of the remainder of (a) the investment management fee payable by the Fund to the Manager based on average daily net assets pursuant to the Management Agreement, less (b) any management fee waivers, expense reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Manager in respect of the Fund.

The management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Trust, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Trust’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5. Services to Others. Manager understands, and has advised Trust’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to one other investment company that is not a series of the Trust, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds tor investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Trust’s Board of Trustees,

Appendix C – Page 2

that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Trust. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6. Limitation of Liability. Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the date on which it is approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act and shall remain in full force until August 1, 2011 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually -in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to the Sub-Adviser. This Agreement may also be terminated by the Trust with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days’ written notice to the Sub-Adviser by the Trust.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Investment Management Agreement between the Manager and the Trust is terminated, assigned or not renewed.

8. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

Appendix C – Page 3

If to the Manager:	If to the Sub-Adviser:

Nuveen Asset Management 333 West Wacker Drive Chicago, Illinois 60606 Attention: Mr. John P. Amboian	NWQ Investment Management Company 2049 Century Park East, 16th Floor Los Angeles, CA 90067 Attention: John E. Conlin and Jon D. Bosse

With a copy to:

Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 Attention: General Counsel

or such address as such party may designate for the receipt of such notice.

9. Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on tile with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but are binding upon only the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Fund, for the enforcement of any claims.

10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN ASSET MANAGEMENT, a Delaware corporation

By:	/s/ Kevin J. McCarthy
Title:	Managing Director

NWQ INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ Darcy Gratz
Title:	Vice President

Appendix C – Page 4

APPENDIX D

FORM OF AMENDMENT TO SUB-ADVISORY AGREEMENT

THIS AMENDMENT, dated as of [            ], amends the Sub-Advisory Agreement dated September 14, 2009, as amended (the “Agreement”), by and between Nuveen Fund Advisors, LLC (the “Manager”) and NWQ Investment Management Company, LLC (the “Sub-Adviser”).

WHEREAS, the parties desire to amend the compensation paid by the Manager to the Sub-Adviser, for the Nuveen NWQ Global Equity Income Fund, formerly the Nuveen NWQ Equity Income Fund (the “Fund”), set forth in paragraph (4) to the Agreement.

NOW THEREFORE, the parties agree, and the Agreement is hereby modified, as follows:

1.	Paragraph 4 is deleted and replaced with the following:

Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to 50.0% of the remainder of (a) the investment management fee payable by the Fund to the Manager based on average daily net assets pursuant to the Management Agreement, less (b) any management fee waivers, expense reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Manager in respect of the Fund.

2.	Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the undersigned have executed this Amendment as of the date and year first above written.

NUVEEN FUND ADVISORS LLC

By:
Name:
Title:

NWQ INVESTMENT MANAGEMENT COMPANY, LLC

By:
Name:
Title:

Appendix D – Page 1

APPENDIX E

PRINCIPAL OFFICERS OF NFALLC

The following table provides the names of the principal officers of NFALLC and their principal occupation and positions(s). The address of each principal officer and Executive Committee member of NFALLC listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago IL 60606.

Name	Principal Occupation
William Adams IV	Co-President of Nuveen Fund Advisors, LLC; Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc.; Executive Vice President of Nuveen Securities, LLC; President of Nuveen Commodities Asset Management, LLC; Director or Trustee of 135 funds in the Nuveen Fund Complex.

Thomas S. Schreier, Jr.	Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC; Vice Chairman, Wealth Management of Nuveen Investments, Inc.; Co-Chief Executive Officer of Nuveen Securities, LLC; Director or Trustee of 135 funds in the Nuveen Fund Complex.

Margo L. Cook	Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC; Executive Vice President of Nuveen Investments, Inc.; Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC; Vice President of the Nuveen Funds.

Robert D. Luse	Executive Vice President of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy	Executive Vice President and Secretary of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Vice President and Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management LLC, Tradewinds Global Investors, LLC; Director, Vice President and Secretary of Winslow Capital Management, LLC.

Stuart J. Cohen	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC, Nuveen Investments, Inc., Nuveen Asset Management, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Stephen D. Foy	Senior Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; Vice President and Controller of the Nuveen Funds.

Scott S. Grace	Managing Director and Treasurer of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC and Nuveen Investments, Inc.; Managing Director, Corporate Finance & Development and Treasurer of Nuveen Securities, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; Vice President and Treasurer of the Nuveen Funds.

Appendix E – Page 1

Name	Principal Occupation
Sherri A. Hlavacek	Managing Director and Controller of Nuveen Fund Advisors, LLC; Managing Director and Corporate Controller of Nuveen Asset Management, LLC, Nuveen Investments, Inc., Nuveen Securities, LLC; Vice President and Controller of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

Timothy N. Kafesjian	Senior Vice President of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen Asset Management, LLC ; Vice President of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Tradewinds Global Investors, LLC.

Joseph T. Castro	Managing Director and Chief Compliance Officer of Nuveen Fund Advisors, LLC; Managing Director and Head of Compliance of Nuveen Investments, Inc.

Kevin J. McCarthy	Managing Director, Assistant Secretary and Co-General Counsel of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC and Nuveen Commodities Asset Management, LLC; Vice President and Secretary of the Nuveen Funds.

Kathleen L. Prudhomme	Managing Director, Co-General Counsel and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC; Vice President and Assistant Secretary of the Nuveen Funds.

Lucas A. Satre	Senior Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC and Nuveen Investments, Inc.; Senior Vice President, Secretary and General Counsel of Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Gifford R. Zimmerman	Managing Director, Co-General Counsel and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC; Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Chief Administrative Officer of the Nuveen Funds.

Appendix E – Page 2

APPENDIX F

PRINCIPAL OFFICERS OF NWQ

The following table provides the names of the principal officers of NWQ and their principal occupation and position(s). The address of each principal officer and Executive Committee member of NWQ listed below is 2049 Century Park East, 16th Floor, Los Angeles, California 90067.

Name	Principal Occupation with NWQ
Avi M. Mizrachi	Managing Director, General Counsel and Chief Compliance Officer

Craig “Chip” O. Bailey Jr.	Managing Director

Daniel Carey	Vice President and Assistant Secretary

Darcy A. Gratz	Vice President

George P. Webb	Managing Director

Gifford R. Zimmerman	Vice President and Assistant Secretary

Jamshaud Zovein	Managing Director

John E. Conlin	Co-President and Chief Operating Officer

John L. Maccarthy	Vice President and Secretary

Jon D. Bosse	Co-President and Chief Investment Officer

Kevin J. Mccarthy	Vice President and Assistant Secretary

Kirk A. Allen	Managing Director

Lucas A. Satre	Vice President and Assistant Secretary

Mark Morris	Managing Director

Michael J. Carne	Managing Director

Patrick M. Schloss	Vice President

Phyllis G. Thomas	Managing Director

Scott S. Grace	Vice President and Treasurer

Scott Warren	Senior Vice President

Sherri A. Hlavacek	Vice President and Controller

Stuart J. Cohen	Vice President and Assistant Secretary

Timothy N. Kafesjian	Vice President

Appendix F – Page 1

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com